SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended

Filed by the Registrant [x]
Filed by the Party other than the Registrant[]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


          BUSINESS RECORDS CORPORATION HOLDING COMPANY
        (Name of Registrant as Specified In Its Charter)

          BUSINESS RECORDS CORPORATION HOLDING COMPANY
           (Name of Persons) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box):

[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
     6(i)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed computed pursuant to Exchange Act Rule 0-11:*

     (4) Proposed maximum aggregate value of transaction:

* Set forth amount on which the filing is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)        Amount Previously Paid:

     (2)        Form, Schedule or Registration Statement No.:

     (3)        Filing Party:

     (4)        Date Filed:

                                                       April 10, 1995



Dear Stockholder:

              You are cordially invited to attend the annual meeting of stockholders of Business Records Corporation Holding Company to be held in the Presidente room of the Stouffer Renaissance Hotel, 2222 Stemmons Freeway, Dallas, Texas 75207 on May 17,1995, at 9:00 a.m.

              It is important that your shares be represented at the meeting whether or not you personally attend, and I urge you to sign, date and return the enclosed proxy at your earliest convenience.


                                         Yours very truly,



                                         Perry E. Esping
                                         Chairman and Chief Executive Officer

            BUSINESS RECORDS CORPORATION HOLDING COMPANY
                1111 W. Mockingbird Lane, Suite 1400
                        Dallas, Texas 75247


             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held On May 17, 1995



To the Stockholders of
  Business Records Corporation Holding Company:

      Business Records Corporation Holding Company, a Delaware corporation, will hold its annual meeting of stockholders in the Presidente room of the Stouffer Renaissance Hotel, 2222 Stemmons Freeway, Dallas, Texas 75207, on May 17, 1995, at 9:00 a.m., Dallas time, for the following purposes:

                (a) To elect five directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified;

                (b) To approve an amendment to the 1993 Stock Option Plan of Business Records Corporation Holding Company to increase the number of shares of the Company's Common Stock which may be reserved for issuance under such plan; and

                (c) To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only stockholders of record at the close of business on March 23, 1995 are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.

      Whether or not you expect to be present at the annual meeting, please date and sign the enclosed proxy and return it promptly in the enclosed envelope. You may revoke any previously delivered proxy by signing and dating a new proxy, submitting a notice of revocation, or by voting in person. No postage is required if the proxy is mailed in the United States. Prompt response by our stockholders will reduce the time and expense of solicitation.

                                   By Order of the Board of Directors,



                                   Perry E. Esping
                                   Chairman and Chief Executive Officer
Dallas, Texas
April 10, 1995

                BUSINESS RECORDS CORPORATION HOLDING COMPANY
                   1111 W. Mockingbird Lane, Suite 1400
                          Dallas, Texas  75247

                            PROXY STATEMENT
                                  For
                     ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held On May 17, 1995

      Business Records Corporation Holding Company, a Delaware corporation (the "Company"), is furnishing this proxy statement to its stockholders in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the annual meeting of stockholders (the "Annual Meeting") to be held in the Presidente room of the Stouffer Renaissance Hotel, 2222 Stemmons Freeway, Dallas, Texas 75207, at 9:00 a.m., Dallas time, on May 17, 1995, or any adjournment thereof. Shares can be voted at the Annual Meeting only if the record holder thereof is represented by proxy or is present. All shares represented by a proxy in the form enclosed and properly executed and returned to the Company before the Annual Meeting will be voted in accordance with any specification made on such proxy. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by executing a superseding proxy, by submitting a notice of revocation to the Company or by attending the Annual Meeting and voting in person. However, no such notice of revocation or later dated proxy will be effective unless and until received by the Company at or prior to the annual meeting. The approximate date on which this proxy statement and the enclosed proxy are first being sent to stockholders is April 10, 1995.

      The enclosed Annual Report of the Company for the year ended December 31, 1994 is not part of the proxy solicitation material.

                      OUTSTANDING CAPITAL STOCK

      The record date for stockholders entitled to vote at the Annual Meeting is March 23, 1995. At the close of business on that date, the Company had issued and outstanding and entitled to vote 6,083,538 shares of Common Stock, par value $0.10 per share ("Common Stock").

                         QUORUM AND VOTING

      The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his name on the record date. The holders of the Common Stock have no cumulative voting rights. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                 ACTION TO BE TAKEN AT THE MEETING

      The accompanying proxy, unless the stockholder otherwise specifies in the proxy, will be voted (i) for the election as directors of the Company of the five persons named under the caption "ELECTION OF DIRECTORS," (ii) "FOR" the amendment to the Company's 1993 Stock
Option Plan, and (iii) at the discretion of the proxy holders, on any other matter that may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors does not know of any such other matter or business.

                     PRINCIPAL STOCKHOLDERS

      The following table sets forth information concerning the only persons known to the Company to be the beneficial owners of 5% or more of Common Stock or other voting stock of the Company at March 23, 1995:

 Name and Address of            Number of                                                  Percent
  Beneficial Owner               Shares(1)       Nature of Beneficial Ownership            of Class
Perry E. Esping                 1,336,973(2)     Sole voting and investment power           21.6%
4330 Bordeaux
Dallas, TX  75205

First Pacific Advisors, Inc.      532,000(3)     Shared investment power                     8.7%
11400 West Olympic Blvd.
Suite 1200
Los Angeles, CA  90064

Alex Sheshunoff                   369,300(4)     Sole voting and investment power            6.1%
Gabrielle Sheshunoff               35,100(4)     Sole voting and investment power            0.6%
505 Barton Springs Road
Suite 1100
Austin, TX  78704

Wanger Asset                      359,000(5)     Shared voting and investment power          5.9%
Management, L.P.
Wanger Asset Mgmt, Ltd.
227 West Monroe, Suite 3000
Chicago, IL  60606

Wallace R. Weitz & Co.            356,800(6)     Sole voting and investment power            5.9%
9290 West Dodge Road
Suite 405
Omaha, NE  68114

GHS Management, Inc.              340,300(7)     Sole voting and investment power            5.6%
G. Houston Hall                     5,000(8)     Sole voting and investment power            0.1%
James C. Smith                      7,000(9)     Sole voting and investment power            0.1%
8235 Douglas Avenue, Suite 420
Dallas, TX  75225

Dimensional Fund Advisors, Inc.   325,400(10)    Sole investment power                       5.3%
1299 Ocean Avenue
Suite 650
Santa Monica, CA  90401

Michael B. Liddy                  318,700(11)    Shared voting and investment power          5.2%
Deana F. Liddy
9820 Sprint Street
Omaha, NE  68124
____________________

      (1)       All are shares of Common Stock.

      (2) According to information provided by Mr. Esping and contained in a statement on Schedule 13D dated March 28, 1988, as amended through Amendment No. 8 dated June 1, 1994, and Form 4 dated February
13, 1995, filed with the Securities and Exchange Commission.  Mr.
Esping holds 1,240,449 shares of Common Stock directly. The figure presented in the table also includes 95,238 shares of Common Stock which are issuable, under certain circumstances, in exchange for the Company's $1,333,333 10% convertible exchangeable notes due April 15, 1998 held by Mr. Esping (the "Notes") at an initial issue price per share of $14.00. See "MANAGEMENT COMPENSATION -- Certain
Transactions". Mr. Esping is also deemed to be the beneficial owner of 1,286 shares of Common Stock in the Company 401(k) plan and such shares are included in the figure noted in the table. Additionally, Mr. Esping has a right of first refusal to purchase shares of Common Stock issued to and still held by the participants of the Management Equity Participation Plans under the Company Purchase Plan (the
"Purchase Plan Shares"). Generally, such right of first refusal gives Mr. Esping, in the event a participant desires to sell all or part of the Purchase Plan Shares held by him, the option to purchase such Purchase Plan Shares. By reason of Rule 13d-3(d)(1) under the
Securities Exchange Act of 1934 (the "Exchange Act"), Mr. Esping may be deemed to be the beneficial owner of 3,000 Purchase Plan Shares held by such participants (which are excluded from the figures above and for which Mr. Esping disclaims beneficial ownership), although he does not have any voting or investment power with regard thereto. Effective January 3, 1995, Mr. Esping subscribed for units of limited partnership interest (constituting 1.7% of the then outstanding units) in Falcon Fund, Ltd., a previously existing Texas limited partnership which is managed by GHS Management, Inc. GHS Management, Inc. is also a principal stockholder and is discussed in Notes (7), (8) and (9) below. As a limited partner in such partnership, Mr. Esping has no right to control the partnership, direct the voting or disposition of its securities or receive a distribution of such securities. Mr.
Esping disclaims any beneficial interest or direct or indirect pecuniary interest in the Common Stock held of record or beneficially by Falcon Fund, Ltd.

      (3) Based upon information contained in the statement on Schedule 13G dated February 11, 1993 as amended through Amendment No. 2 dated January 26, 1995 filed with the Securities and Exchange Commission by First Pacific Advisors, Inc. First Pacific Advisors, Inc. claims that it has voting power (in the form of shared voting power) over only 522,000 of such shares.

      (4) Based upon information contained in a statement on Schedule 13D dated May 15, 1989, as amended through Amendment No. 5 dated
January 10, 1994, filed with the Securities and Exchange Commission by Alex Sheshunoff and Gabrielle Sheshunoff.

      (5) Based upon information contained on Schedule 13G dated February 15, 1993 as amended through Amendment No. 2 dated February 8, 1995 filed with the Securities and Exchange Commission by Wanger Asset Management, L.P. ("WAM"), for itself, Wanger Asset Management, LTD., and Ralph Wanger. WAM is an investment Company registered under the Investment Company act of 1940. WAM serves as investment adviser to Acorn Investment Trust, Series Designated Acorn Fund (the "Trust"). Various of WAM's limited partners and employees are also officers and trustees of the Trust. 258,000 shares beneficially owned by the Trust are included as shares over which WAM has shared dispositive power.

      (6) Based upon information contained in a statement on Schedule 13G dated January 19, 1995, filed with the Securities and Exchange Commission by Wallace R. Weitz & Co.

      (7) Based upon information provided in a statement on Schedule 13D dated February 25, 1994 as amended through Amendment No.1. dated
October 26, 1994 filed with the Securities and Exchange Commission by GHS Management, Inc., James C. Smith and G. Houston Hall (the "GHS
Schedule 13D") with respect to shares held of record by GHS Partners LDC. and Falcon Fund, Ltd. According to the GHS Schedule 13D, GHS Management, Inc. has sole voting and dispositive power with respect to shares of Common Stock held by GHS Partners LDC. and Falcon Fund, Ltd. (see Notes (8) and (9) below)

      (8) According to the GHS Schedule 13D, Mr. G. Houston Hall has sole voting and sole dispositive power with respect to these shares and shared voting and dispositive power with respect to the shares listed in Note (7) above.

      (9) According to the GHS Schedule 13D, Mr. James C. Smith has sole voting and sole dispositive power with respect to these shares and shared voting and dispositive power with respect to the shares listed in Note (7) above.

      (10) Based upon information contained in a statement on Schedule 13G dated February 10, 1989, as amended through Amendment No. 3 dated January 30, 1995, filed with the Securities and Exchange Commission by Dimensional Fund Advisors, Inc.,("DFAI"). DFAI, a registered investment advisor, is deemed to have beneficial ownership of 325,400 shares of Common Stock as of December 31, 1994, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company (the "Fund"), or in series of the DFA Investment Trust Company, a Delaware business trust (the "Trust"), or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which DFAI serves as investment manager. Persons who are officers of DFAI also serve as officers of the Fund and the Trust, each of which is an open-end management investment company registered under the Investment Company Act of 1940. In their capacities as officers of the Fund and the Trust, these persons vote 107,400 shares which are owned by the Fund and 3,500 shares which are owned by the Trust. DFAI disclaims voting power with respect to such shares but claims sole voting power with respect to the remaining 214,500 shares beneficially owned by it.


      (11) Based upon information provided in a statement on Schedule 13D dated January 24, 1994, filed with the Securities and Exchange
Commission by Michael B. Liddy and Deana F. Liddy. Includes 18,000 shares of common stock owned by their children.

                  PROPOSAL ONE:  ELECTION OF DIRECTORS

      Directors are to be elected at the Annual Meeting to hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified. Pursuant to authority provided in the Company's By-Laws, the Board of Directors has fixed at five the number of directors which constitute the whole Board of Directors. The affirmative vote of a plurality of the votes cast by stockholders, whether present in person or by proxy, entitled to vote at the Annual Meeting, a quorum being present, is required to elect each director. It is intended that the shares represented by the proxies will be voted for the election of the persons listed below except where authority to so vote is withheld. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for any substitute nominee recommended by the Board of Directors. Each nominee has expressed to the Board of Directors his intention to serve the entire term for which he is elected.

      The following table lists the persons nominated for election as directors and the named executive officers in the Summary Compensation Table below and provides information regarding their beneficial ownership of the Common Stock of the Company at March 23, 1995.

    Name of                      Number of                 Nature of                        Percent of
Beneficial Owner                  Shares              Beneficial Ownership                 Voting Class
Perry E. Esping                1,336,973(1)           Sole voting and investment power         21.6%
L.D. Brinkman                     25,000(2)           Sole voting and investment power          0.4%
Robert E. Masterson                    0                                                         ---
David H. Monnich                       0                                                         ---
Paul T. Stoffel                  196,918              Sole voting and investment power          3.2%
Joseph A. Gattuso                  2,500(3)           Sole voting and investment power           ---
Daniel J. Brennan                 60,127(4)           Sole voting and investment power          1.0%
Bernard J. Owens                  53,127(5)           Sole voting and investment power          0.9%
Thomas E. Kiraly                  49,392(6)           Sole voting and investment power          0.8%
All directors and
officers as a group
(9 persons)                    1,724,037(7)           Sole voting and investment power         27.3%
     _____________________

      (1)  See Note (2) under the caption Principal Stockholders.

      (2) Represented by presently exercisable stock options granted pursuant to the Director Stock Option Plan.

      (3)  Represented by stock options which are presently exercisable.

      (4) Represented by 35,000 stock options which are presently exercisable, and 25,000 stock options which will become exercisable within 60 days of the record date, and 127 shares which are held on Mr. Brennan's behalf by the Company 401(k) Plan.

      (5) Represented by 35,000 shares of common stock for which Mr. Owens is the record holder, 5,000 stock options which presently exercisable, 12,333 stock options which will become exercisable within 60 days of the record date, and 794 shares which are held on Mr. Owens' behalf by the Company 401(k) plan.

      (6) Represented by 19,627 shares of common stock for which Mr. Kiraly is the record holder, 18,000 stock options which are presently exercisable, 11,666 stock options which will become exercisable within 60 days of the record date, and 99 shares which are held on Mr. Kiraly's behalf by the Company 401(k) plan.

      (7) Includes 134,499 shares subject to employee stock options that are presently exercisable, or will become exercisable within sixty days of the record date and the 95,238 shares described in under the caption Principal Stockholders.

                    DIRECTORS AND EXECUTIVE OFFICERS

      A brief description of the business experience and current directorships of each nominee for director and each executive officer of the Company is provided below. Directors hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified. Executive officers are elected by the Board of Directors at its annual meeting and hold office until its next annual meeting or until their successors have been duly elected and qualified.

Directors


Perry E. Esping

      Mr. Esping, age 60, has been a director of the Company since April
1988. He serves on the Compensation Committee of the Board of Directors and served as a member of the Nominating Committee. Mr. Esping has been Chairman and Chief Executive Officer of the Company since
March 15, 1994.  Prior to such date, Mr. Esping served as President and
Chief Executive Officer of the Company and held such positions since
May 27, 1988. He was Chairman of the Board and Chief Executive Officer of First Data Resources, Inc., a subsidiary of American Express engaged in providing data processing services, since before 1983 and until November 1987. He is also a director of Brite Voice Systems, Inc.


L. D. Brinkman

      Mr. Brinkman, age 66, has been a director of the Company since
January 1989. Mr. Brinkman serves on the Compensation Committee the Board of Directors. He has been Chairman of the Board, Chief Executive Officer and President of LDB Corporation since 1970.

Robert E. Masterson

      Mr. Masterson, age 49, has been nominated for a position on the Board of Directors by the Nominating Committee. Mr. Masterson is Chairman and Chief Executive Officer of Service Data Corporation and has served in such capacity since 1991. From 1986 to 1991, Mr. Masterson was owner and President of Masterson Properties, a real estate and investment company. He served as a division President with American Express Company in the travel, corporate card and information services divisions from 1984 to 1986. Prior to that time, Mr. Masterson was an officer of First Data Resources, Inc.


David H. Monnich

      Mr. Monnich, age 63, has been a director of the Company since
January 1989, serves on the Audit Committee and is Chairman of the Compensation Committee of the Board of Directors and served as a member of the Nominating Committee. Mr. Monnich has been President and Chief Executive Officer of DHM Corp., a private holding company, since before 1984.

Paul T. Stoffel

      Mr. Stoffel, age 61, has been a director of the Company since March 1989 and is Chairman of the Audit Committee of the Board of Directors and served as a member of the Nominating Committee. Mr. Stoffel was Managing Director of Paine Webber, Inc., an investment banking company, from 1979 through 1985.
Mr. Stoffel is Chairman of Paul Stoffel Capital Corporation which engages in various private investments. He is also a director of Centex Corp which is engaged in the residential construction and development industry.


Executive Officers


Daniel J. Brennan

      Mr. Brennan, age 48, has been President of Business Records Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("Business Records"), since June 1992. Previously, he was President of Business Record's Midwestern and Western Regional Divisions from January 1989 to May 1992. He was President of its Information Systems Division from March 1986 until January 1989.


John E. Gates

      Mr. Gates, age 55, joined the Company in October, 1994 as Executive Vice President. Mr. Gates previously was President of ACS Commercial Services, Inc., an affiliate of ACS Investors, Inc., an information processing services Company.


Jerrold L. Morrison

      Mr. Morrison, age 40, has been Executive Vice President of the company since February 1, 1995. Previously he spent seven years as a corporate executive officer of Newtrend, Inc., a financial products and services company in Orlando, Florida. Mr. Morrison served as President of the client server division the last two years.


Bernard J. Owens

      Mr. Owens, age 48, has been Executive Vice President of the Company since June 1992. He was President of the Eastern Region from May 1989 to June 1992. He was Vice President of its Northeast Region prior to 1984 through May 1989.


Thomas E. Kiraly

      Mr. Kiraly, age 35, has been Chief Financial Officer since March 1994. Prior to that time, he served as Vice President of Finance since January 1989. He formerly was a Senior Management Consultant with Touche Ross & Co., a predecessor to Deloitte & Touche, a national accounting firm, from 1985 until 1989.

Ned J. Simpson

      Mr. Simpson, age 45, was appointed President of CMSI, Inc., a wholly-owned subsidiary of the Company in November 1994. From January 1993 to his CMSI appointment, he was a principal in a consulting and services company, Transition Partners NJSA, Inc. Prior to that time he was Director, Information Services Division, Blue Cross and Blue Shield of Maryland from October 1989 to December 1992.

                         MANAGEMENT COMPENSATION

Summary Compensation Table

      The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and each of the Company's four most highly compensated executive officers, based on salary, bonuses, and other compensation earned during fiscal 1994.

                        SUMMARY COMPENSATION TABLE

                                                                                                Long-Term Compensation
                                                                                         Awards             Payouts
                                                 Annual Compensation
                                                                      Other      Restricted   Securties                 All Other
Name and                                                              Annual       Stock      Underlying     LTIP      Compensation
Principal                                  Salary    Bonus(A)     Compenation(F)  Award(s)   Options/SARs  Payouts(H)      (G)
Position(C)(a)                  Year(b)    ($)(c)     ($)(d)          ($)(e)      (I)($)(f)    (#)(g)        ($)(h)      ($)(i)
Esping, P.E.                    1994      280,000                   8,224,379                                                 3,234
Chairman and                    1993      280,000    100,000                                                                  2,518
CEO                             1992      316,326                   1,346,936                                                 1,833

Gattuso, Joseph(B)              1994      204,623                                                                           226,863
President                       1993      125,000    265,000                                   180,000
                                1992

Brennan, Daniel                 1994      200,000     87,500        1,298,750                   75,000      45,622            1,050
President, Business             1993      200,000     87,500          308,750
Records Corporation             1992      170,792     50,000(D)       346,500

Owens, Bernard                  1994      200,000                   1,183,000                   37,000      45,622            2,573
Executive Vice                  1993      199,231                   1,330,000                                                 1,131
President                       1992      152,165     50,000(E)       310,000

Kiraly, Thomas                  1994      125,000     35,000          506,000                   35,000      45,622            2,685
Chief Financial                 1993      105,000     30,000          620,000                                                   662
Officer                         1992      103,577                     162,500


(A) Unless otherwise noted, reflects bonus earned during the fiscal year but paid during the next year.

(B) Mr. Gattuso resigned his position as an officer of the Company and member of the Board of Directors on December 5, 1994, and resigned as an employee of the Company effective January 2, 1995.

(C)  Mr. Gates initiated employment with the Company on October 17, 1994,
Mr. Simpson initiated employment on October 24, 1994 and Mr. Morrison initiated employment with the Company on February 1, 1995. Due to the timing of their employment with the Company, these individuals have not been included in the Summary Compensation Table. However, as of the record date, Mr. Gates receives an annualized salary of $200,000, Mr. Simpson receives an annualized salary of $150,000 and Mr. Morrison receives an annualized salary of $180,000.

(D)  Bonus awarded and paid in June 1993 for performance during 1992.

(E)  Bonus was earned and paid during 1992.

(F) Reflects compensation recognized due to the exercise of employee stock options.

(G) With the exception of Mr. Gattuso, amounts represent Company contributions to the Company's 401(k) Plan on the behalf of the listed individuals. In the case of Mr. Gattuso, $225,000 of the total amount represents a separation payment made on January 2, 1995. The remaining $1,863 reflected as other compensation to Mr. Gattuso represents Company contributions to the Company's 401(k) Plan on Mr. Gattuso's behalf.

(H) Reflects payments made in April 1994 associated with the Company's 1990 Key Contributor Plan.

(I) In 1989, certain participants under the Company's equity participation plans were granted rights to purchase up to an aggregate of $500,000 shares of Common Stock made available from the Company's treasury or other authorized but unissued Common Stock at a purchase price of $10.00 per share. For each share of Common Stock purchased by the participant, the Company granted to such participant the right to purchase an additioal one-half share of Common Stock at a purchase price of $.10 per share ("Bonus Shares"). Participants vested in Bonus Shares over a three year period. The following table provides information related to the original number of shares of Common Stock purchased by each participant and the value of any remaining shares held by the participant at the fiscal year end for 1992, 1993 and 1994:

                        Original               Value at FY-End($)(1)
                         Shares
Name                    Purchased          1992         1993        1994
Esping, P. E.          290,000          4,008,500    7,669,750   7,633,500
Brennan, Daniel         15,000(2)             ---          ---         ---
Owens, Bernard          15,000(2)             ---          ---         ---
Kiraly, Thomas          15,000(3)         178,500      330,000     328,500

(1) Value is calculated on any remaining share of Common Stock held at fiscal year end and is calculated based on the difference between the purchase price and the closing market price of Common Stock as reported by the NASDAQ National Market System on December 31 of each fiscal year end.

(2) Sold all 15,000 shares of Common Stock during 1992.

(3) Sold 3,000 shares of Common Stock during 1991.

Option Grants During 1994 Fiscal Year

      The following table sets forth information concerning the grant of stock options and stock appreciation rights during the fiscal year ended December 31, 1994 to the named executives:

                   OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                                Potential Realizable
                                                                                                                  Value at Assumed
                                                                                                                    Annual Rates
                                                                                                                   of Stock Price
                                                                                                                  Appreciation for
                                                    Individual Grants                                                Option Term
                                 Number of          Percent of
                                 Securities         Total
                                 Underlying         Options/SAR's      Exercise
                                 Options/SARs       Granted to         or Base
                                 Granted            Employees in       Price           Expiration                   5%          10%
Name(a)                          (#)(b)             Fiscal Year(c)     ($/Sh)(d)         Date(e)                  ($)(f)      ($)(g)
Esping, P.E.                           ---                 ---               ---               ---                  ---          ---
Gattuso, Joseph                        ---                 ---               ---               ---                  ---          ---
Brennan, Daniel                     75,000                 17%            $33.25    April 20, 2004            1,568,306    3,974,395
Owens, Bernard                      37,000                  8%            $33.25    April 20, 2004              773,698    1,960,702
Kiraly, Thomas                      35,000                  8%            $33.25    April 20, 2004              731,876    1,854,718

Due to the timing of their hiring, options granted to Mr. Gates, Mr. Simpson, and Mr. Morrison have not been included in the above table. However, on December 14, 1994, Mr. Gates was granted 100,000 employee stock options and Mr. Simpson was granted 50,000 employee stock options each at an exercise price of $32.25. On February 15, 1995 Mr. Morrison was granted 75,000 employee stock options at an exercise price of $34.75 per share. Options granted to these individuals vest over three years and expire ten years after the date of grant.

Option Exercises During 1994 Fiscal Year and Fiscal Year End Option Values

      The following table provides information related to options and warrants exercised by the named executive officers during the 1994 fiscal year and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.

                                  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                               AND FY-END OPTION/SAR VALUES

                                 Shares                            Number of Securities
                                Acquired                           Underlying Unexercised              Value of Unexercised
                                   on                 Value        Options/SAR's at Fiscal             In-The-Money Options/SARs
                                Exercise           Realized (1)        Year-End (#)(d)                 at Fiscal Year-End (2)($)(e)
Name(a)                          (#)(b)                ($)(c)      Exercisable     Unexercisable       Exercisable     Unexercisable
Esping, P.E.                     369,635            8,224,379             ---                ---               ---               ---
Gattuso, Joseph                      ---                  ---          60,000                ---           645,000               ---
Brennan, Daniel                   61,000            1,298,750          35,000             75,000           446,250               ---
Owens, Bernard                    60,000            1,183,000           5,000             37,000            78,750               ---
Kiraly, Thomas                    22,000              506,000          18,000             35,000           378,000               ---

(1) Value is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.

(2) The closing price for the Company's Common Stock as reported by the NASDAQ National Market System on December 31, 1994 was $33.25. Value is calculated on the basis of the difference between the option expercise price and $33.25 multiplied by the number of shares of Common Stock underlying the option.


Long-Term Incentive Plan Awards During 1994 Fiscal Year

      The following table sets forth information concerning the award of compensation under the Company's Key Contributor Plan to the named executives during this fiscal year ended December 31, 1994. Such awards may be deemed to be long-term incentive compensation:

                      LONG-TERM INCENTIVE PLANS - AWARDS
                             IN LAST FISCAL YEAR

                     Number of           Performance or    Estimated Future Payouts Under Non-Stock
                     Shares              Other Period                 Price-Based Plans
                     Units or            Until              Threshold      Target         Maximum
                     Other Rights        Maturation         ($ or #)      ($ or #)        ($ or #)
Name(a)              (#)(b)              or Payment(c)       (d)(1)          (e)             (f)
Esping, P.E.         ---                  ---                  ---           ---            ---
Gattuso, Joseph      ---                  ---                  ---           ---            ---
Brennan, Daniel      ---                  ---              $45,622           ---            ---
Owens, Bernard       ---                  ---              $45,622           ---            ---
Kiraly, Thomas       ---                  ---              $45,622           ---            ---

(1) All of such awards were one time grants under the Company's Key Contributor Plan which was adopted in 1990. The Key Contributor Plan was designed to develop a special bonus pool as an incentive for key management employees to cause the Company to achieve superior pre-tax earnings performance. The Key Contributor Plan provided that if the Company achieved exceptional profit performance, key employees as a group would be awarded bonus compensation based on the degree to which actual profits of the Company exceeded pre-determined performance objectives during fiscal years 1991 through 1993. Under the Plan, bonus compensation would not vest and would not be determinable as to any executive until 1994 and the amount of bonus compensation would be based upon the Company maintaining superior profit performance during the term of the Plan. Participation in the Key Contributor Plan was limited to those employees demonstrating a direct contribution to the superior growth and profit performance of the Company. Admittance to the Key Contributor Plan was based upon the unanimous vote of the Key Contributor Plan Committee and approval for admittance by the Compensation Committee. In March 1992, the Company determined to discontinue any contributions to, or withdrawals from, the Key Contributor Plan. The Company also determined not to admit any additional participants to the Key Contributor Plan but did not otherwise alter the vesting and distribution provisions of the plan. Payment of bonus compensation was made on April 1, 1994.

Compensation of Directors

      Each director who is not an officer of the Company or a subsidiary receives an annual fee of $8,000 plus $500 for each Board of Directors or Committee meeting attended. In addition, Committee chairman who are not officers of the Company or a subsidiary receive an annual fee of $1,000.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

      The Company has strived to structure its executive compensation programs in a manner designed to attract and retain a talented and capable management team, and to provide appropriate compensation based on the team's achievement of financial performance objectives. During 1994, the Compensation Committee held primary responsibility for determining the compensation of the Company's Chief Executive Officer (the "Chief Executive"), and for approving the determinations of compensation paid to other officers and senior executives proposed by the Chief Executive. In determining compensation for the Chief Executive, Mr. Perry E. Esping abstained from all discussions.

      Compensation is normally paid to the Chief Executive in the form of base compensation, bonus compensation and the granting of options to buy shares of the Company's common stock at then prevailing market prices. Each year the Board of Directors of the Company sets forth certain financial performance objectives for the Company. The Company's ability to meet such targeted financial goals, and the Chief Executive's previous base compen-sation level, are the most important criterion utilized by the Compensation Committee in determining the compensation of the Chief Executive, although the Compensation Committee reviews other factors, including the compensation awarded to chief executive officers of similar corporations. Based on a review of such criteria, the Compensation Committee will determine the annual base and bonus compensation of the Chief Executive. In addition, the Compen-sation Committee may grant stock options in order to reward the Chief Executive for the long-term performance of the Company. Stock options and stock appreciation rights were last considered and granted to the Chief Executive in 1989. With respect to the Chief Executive's compensation during 1994, the Compensation Committee largely relied upon the Company's financial performance and the previously existing compensation level for the Chief Executive. Although the Compensation Committee did not quantitatively provide the relationship of such financial performance to the Chief Executive's compensation, that factor was a significant consideration. During fiscal year 1994, the Chief Executive's base compensation remained the same as last adjusted during the 1991 fiscal year.

      Compensation to other officers and senior executives is also provided in the form of base compensation, bonus compensation and the granting of stock options. Base compensation is determined based on industry norms associated with the position held by the executive, while bonus compensation is normally linked to specific shorter term (e.g., one to three years) profit objectives and stock options are granted to reward longer-term performance (particularly the stock price performance) of the Company. The Chief Executive is responsible for the performance assessment of individual officers and senior executives and provides his recommendations to members of the Compensation Committee for review and approval.

Perry E. Esping           L.D. Brinkman         David H. Monnich

Compensation Committee Interlocks and Insider Participation

      During the last fiscal year, Mr. Esping served as both a member of the Company's Compensation Committee and as the Company's Chief Executive Officer. Certain transactions between the Company and Mr. Esping are described under "Certain Transactions" below.

Stock Performance Chart

      The following chart compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five fiscal years ended December 31, 1994 with the cumulative total return on the NASDAQ Index and the Peer Group Index. The Peer Group Index, compiled by the Company, is the average of SIC codes 357, NASDAQ Computer Manufacturer
Stocks and 737, NASDAQ Computer and Data Processing Services Stocks.   Such
compilation was utilized to achieve a comparison with a group of companies which together have similar operations to that of the Company. Management does not believe that any one company or any group of companies in a single industry group provides a comparable index for the Company's performance. The comparison assumes $100 was invested on December 31, 1989 in the Company's Common Stock and in each of the foregoing indices.

               COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN AMONG
         BUSINESS RECORDS CORPORATION, NASDAQ INDEX AND PEER GROUP INDEX

                                   [GRAPH]

                         Business             NASDAQ
                         Records              Stock
                         Corporation          Market
 Measurement Period      Holding              Index               Peer
(Fiscal Year Covered)    Company              (US)                Group
Measurement Point-
12/31/1989               100.000              100.000             100.000

      1990               100.000               84.918             106.534
      1991               181.818              136.277             181.878
      1992               167.677              158.579             215.681
      1993               269.697              180.933             217.237
      1994               268.687              176.916             253.268

Certain Transactions

      On February 15, 1994, Mr. Esping acquired 369,635 shares of the Company's Common Stock pursuant to the exercise of options originally granted to him on June 20, 1989. Pursuant to the stock option plan, Mr. Esping tendered shares of Common Stock previously owned by him to satisfy the exercise price and related tax withholdings associated with his exercise of options. In lieu of accepting such tender of shares, the Company elected to withhold an equivalent amount of shares from the number which would have otherwise been exercised. This resulted in a withholding of 201,498 shares by the Company for purposes of recovering the costs of such exercise. The withheld shares have been placed in the Company's treasury.

      On March 15, 1988, pursuant to a Note Purchase Agreement dated March 15, 1988 between the Company and Mr. Esping (the "Note Purchase Agreement"), the Company sold to Mr. Esping, at par value, an aggregate principal amount of $10,000,000 of 10% convertible exchangeable notes due April 15, 1998
(the "Notes"). The Notes, which are otherwise not transferable, are convertible into Common Stock at a conversion price per share of $14.00, subject to anti-dilution adjustments. The Notes are subject to certain optional and mandatory redemption provisions, and from 1993 through 1997 the Company is obligated to redeem 10% of the original principal amount of the notes each year. Mr. Esping has previously converted $8,666,667 of the notes into 619,047 shares of common stock pursuant to the terms of the notes. As of the record date, $1,333,333 principal amount of the notes remained outstanding.

      The Company leases real property owned by Mr. Chaney, a director of the Company. The Company obtained this pre-existing lease obligation in connection with its acquisition of CMSI, Inc. in May of 1993. The lease agreement covering this parcel has a term expiring February 2001, with annual payments through the end of the lease of $164,000. Information regarding the fairness of the lease was submitted by this individual prior to the acquistion.

      Business Records leases real property owned by a partnership that includes as a partner Mr. Brennan, an executive officer of the Company. The lease agreement covering this parcel has a term expiring in February 2004, with annual rental payments through the expiration of the lease of $168,000. Management believes that, under the circumstances under which the lease was negotiated, the terms of the lease are at least as favorable to Business
Records as those that could have been obtained in an arm's length transaction with unaffiliated parties.

      A business partly owned by a family member of Mr. Esping's leases real property from the Company. The lease agreement covers 4,900 square feet of production and warehouse space which was otherwise unused by the Company. The Company collects approximately $18,000 annually under the lease which expires in May 1999. The lease rate was based upon existing market conditions at the inception of the lease.

Section 16(a) Reporting

      Section 16(a) of the Securities Exchange Act of 1934, as amended (The "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1994, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that Mr. John E. Gates and Mr. Ned J. Simpson each filed one late report concerning their respective grants of 100,000 and 50,000 employee stock options during December 1994. Mr. Joseph
A. Gattuso filed one late report concerning his cancellation of 120,000 stock options during December 1994.

                      COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors has established the Audit Committee, the Compen-sation Committee, and the Nominating Committee to assist the Board of Directors in carrying out its duties.

      The Audit Committee's duties include engaging and discharging the Company's independent auditors; reviewing and approving the engagement of the auditors for audit and non-audit services; reviewing with the independent accountants the fee, scope, and timing of the audit and non-audit services; reviewing the completed audit with the independent accountants regarding their report, the conduct of the audit, any accounting adjustments and recomendations for improving internal controls, and any other significant findings during the audit; meeting periodically with the Company's management, financial staff and auditors to discuss internal accounting and auditing procedures; initiating and supervising any special investigations it deems necessary; and reviewing significant press releases concerning financial matters.

      The Compensation Committee periodically reviews the Company's compen-sation, employee benefit plans, and other fringe benefits paid to or provided for officers and directors of the Company and approves the annual salaries and bonuses of officers of the Company and executive officers of the Company's subsidiaries. The Compensation Committee also selects the employees to whom options may be granted under the Company's option plans and generally administers the option plans.

      The Nominating Committee was established for the purpose of nominating prospective members of the Board of Directors in connection with the Annual Meeting of Stockholders to which this Proxy Statement relates. The Board of Directors has not determined whether to re-establish the Nominating Committee for the Company's Annual Meeting for 1996 or whether the Nominating Committee will consider nominations made by Stockholders.

      During 1994, the Board of Directors held three meetings (excluding one action by unanimous consent). The Audit Committee held two meetings and the Compensation Committee held one meeting during such year. All members of the Board of Directors attended at least 75% of their respective Board and committee meetings during 1994.

                                  PROPOSAL TWO:
                            APPROVAL OF AMENDMENT TO
                          THE 1993 STOCK OPTION PLAN OF
                    BUSINESS RECORDS CORPORATION HOLDING COMPANY
                                (the "1993 Plan")


Amendment to Increase Authorized Shares

      The Board proposes that the 1993 Plan be amended to increase the aggregate number of shares subject to issuance under the 1993 Plan by 850,000 shares (from 1,250,000 to 2,100,000 shares of Common Stock)(the "Plan Amendment"). As of March 23, 1995, there were 1,233,047 shares of Common Stock which had either been issued under the 1993 Plan or were issuable under out-standing stock options and 26,953 shares of Common Stock which were issuable under the 1993 Plan that were not subject to outstanding options. As of March 23, 1995, 1,250,000 shares of Common Stock and 2,1000,000 shares of Common Stock had market values of $44,063,000 and $74,025,000, respectively, based upon the closing bid price for the Common Stock on the NASDAQ National Market System.

      By amending the 1993 Plan, the Company will continue the purposes of the 1993 Plan. Without such amendment, the Company's ability to utilize stock options as a form of incentive compensation would be significantly limited. Proceeds from the exercise of such options will be used for general corporate purposes.

      Approval of the Plan Amendment by stockholders of the Company is contem-plated by Rule 16b-3, a rule promulgated by the Securities and Exchange Commission which provides an exemption from the operation of the "short swing profit" recovery provisions of Section 16(b) of the Exchange Act. Stockholder approval of the Plan Amendment is also required by the amendment provisions of the 1993 Plan.

The 1993 Plan

      The 1993 Plan was originally adopted by the Board of Directors of the Company on April 6, 1993 and was submitted to and approved by the Stockholders on May 13, 1993. The 1993 Plan is administered by a Stock Option Committee of the Board of Directors of the Company (the "Committee"). The Committee is to consist of no less than two members of the Board of Directors pursuant to the terms of the 1993 Plan, however, the Board of Directors may designate itself or another committee of the Board of Directors to serve as the Committee for the purpose of the 1993 Plan. The Committee is responsible for granting options under the 1993 Plan, for administering the 1993 Plan and for making certain decisions regarding the 1993 Plan and options granted thereunder. The Plan itself terminates on the tenth anniversary of adoption thereof by the Board of Directors.

      The purposes of the 1993 Plan are to attract and retain the best available executive personnel, key employees, advisors and consultants to the Company and to provide incentives to existing executive personnel and key employees. The The Company may grant options under the 1993 Plan to any person who is, or has agreed to become an employee, adviser or consultant of the Company or its sub-sidiaries at the time of such grant. With regard to advisors and consultants, however, the Company must, at the time of such grant, be rendering or under contract or agreement to render in the future, bona fide services to the Company or any of its subsidiaries other than services in connection with the offer or sale of securities in a capital raising transaction. The Company anticipates that substantially all such options will be granted to officers and key employees. In addition, from time to time in the future, the Committee may grant options under the 1993 Plan to officers and employees of, or advisers or consultants to, corporations or businesses which the Company proposes to acquire, with the exercisability of such options to be contingent upon, among other things, successful consummation of such acquisition. Although recipients of such options will not, as of the date of grant thereof, be officers or employees of or advisers or consultants to the Company or its subsidiaries, they would obtain that status prior to the time any such options become exercisable.

      Options may be granted under the 1993 Plan at an exercise price deemed appropriate by the Committee. Options may be granted with exercise prices below the market value of the Common Stock on the date of grant. No cash consideration is to be paid by the Optionees in exchange for the options. To exercise an option, an Optionee may pay the full exercise price in cash, or at the discretion of the Stock Option Committee, the Company may accept an exchange of Company shares previously owned by the optionee for payment of the exercise price and related costs. Options will vest and become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of individual stock option agreements, as same may be amended from time to time. By a resolution adopted by the Committee following the grant of any option, and subject to the consent of the holder of such option, the Committee may accelerate the time at which such option, or any portion thereof, may be exercised. Vested options are exercisable for a period of ten years from the date of grant.

      Each of the options granted under the 1993 Plan will be nontransferable except by will or pursuant to the laws of descent and distribution and will be exercisable (assuming the satisfaction of conditions prescribed above) during an Optionee's lifetime only by such Optionee or his guardian. If an employee dies, the vested and exercisable options may be exercised, in whole or in part, by the person to whom his rights under the options have passed by will or intestacy, at any time during the year after his death but not later than the expiration of the options. If any option expires or is canceled without having been fully exercised, prior to its expiration or cancellation, may again be granted under the Plan.

      The number of shares issuable upon the exercise of the options granted under the 1993 Plan will be subject to adjustment in the event that the outstanding shares of Common Stock subject to such options are, from time to time, changed into or exchanged for a difference number or kind of shares of the Company or other securities of the Company or in the event holders of the Common Stock receive additional shares of common stock or a different kind or number of shares of the Company, or other securities of the Company by reason or a merger, consolidation, recapitalization, reclassification, stock split-up stock dividend, combination of shares, or otherwise. In any event, the Committee shall make an appropriate and equitable adjustment in the aggregate number of shares of the common stock which may be issued pursuant to the 1993 Plan and the number and kind of shares or other consideration as to which all outstanding options under the 1993 Plan, or portions thereof then unexercised, shall be exercisable. Any such adjustment by the Committee shall be final and binding upon the Company, all persons holding, or eligible to receive, options under the 1993 Plan and all other interested persons. In addition, the Committee, in its sole discretion, may provide whether or not an option granted under the 1993 Plan may be exercised upon the merger or consolidation of the Company into another corporation, or the exchange or acquisition by any person or entity, in one transaction or a series of transactions, of all or substantially all of the Company's assets or fifty percent (50%) or more of its then outstanding voting stock whether through merger, consolidation or otherwise, or the recapitalization, reclassification, liquidation or dissolution of the Company or, with respect to a particular optionee of an option under the 1993 Plan such other event as may be defined under the 1993 Plan as a "Change of Control" in such optionee's option agreement. Any such determination by the Committee shall be adopted by resolution prior to the occurrence of the Change of Control. If the Committee so determines prior to the occurrence thereof, options granted under the 1993 Plan shall be exercisable as to all shares subject thereto, notwithstanding any other provision of the option agreement representing such options, but subject to any prior expiration thereof, upon the occurrence of a Change of Control.
The Committee may also decide that options granted under the 1993 Plan shall remain exercisable after any such Change of Control and that upon exercise thereof, holders of options granted under the 1993 Plan shall be entitled to receive the kind and amount of securities or other properties, or the cash equivalent thereof, receivable as a result of such Change of Control by the holder of a number of shares of the securities of the Company into which the Option could have been exercised immediately prior to such Change of Control. Finally, in the event that the Committee shall determine that portions granted under the 1993 Plan will not be exercisable following such Change of Control, holders thereof shall be entitled to receive consideration for the termination of such options, whether or not then exercisable or vested, in an amount not less than the excess, if any, of (a) the per share consideration payable pursuant to the terms of the transaction resulting in the Change of Control in respect of the common stock (or, if applicable, in respect of the assets of the Company), over (b) the exercise price per share for all shares of the Common Stock subject to such option, times the number of shares of common stock subject to such Option (or the fair market value of securities or other property received in respect of the Common Stock as a result of the Change of Control).

Federal Tax Consequences

      Each of the options granted under the 1993 Plan will be a nonqualified stock option and, therefore, not entitled to the special tax treatment afforded to incentive stock options under the Internal Revenue Code of 1986. The granting of such options with exercise prices equal to the fair market value of the Common Stock is not a taxable event to either the Optionees or the Company. Upon the exercise of such options, the Optionees will recognize ordinary income in the amount equal to the excess of the then fair market value of the Common Stock acquired over the exercise price of the options and the Company may deduct the amount of such ordinary income recognized by the Optionee.

Grant of Options

      The number of option shares granted to each executive officer and all executive officers as a agroup during the last fiscal year and the relevant exercise prices for such grants are set forth in the table entitled "Option/ SAR Grants in Last Fiscal Year". Nonemployee directors are not entitled to receive any grants under the 1993 Plan.

Required Affirmative Vote

      Approval of the Plan Amendment to the 1993 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the 1995 Annual Meeting.

      The Board of Directors believes that the proposal is in the best interests of the Company and its stockholders and recommends that the shareholders vote FOR approval of the Plan Amendment.

                             STOCKHOLDERS' PROPOSALS

      Any proposals that stockholders of the Company desire to have presented at the 1996 annual meeting of stockholders must be received by the Company at its principal executive offices not later than December 11, 1995 in order to be included in the Company's proxy statement and form of proxy with respect to such 1996 annual meeting.

                                   GENERAL
      The Board of Directors has engaged Price Waterhouse to act as the independent auditors of the Company for fiscal year 1994. As of the date of this proxy statement, the Board of Directors has not had the opportunity to meet and designate the independent auditors for fiscal year 1995. One or more representatives of Price Waterhouse will attend the Annual Meeting, will have an opportunity to make a statement, and will respond to appropriate questions from stockholders.

      On September 18, 1992, the Board of Directors voted to approve Price Waterhouse as the replacement for the firm of Deloitte and Touche which acted as the Company's independent auditors for fiscal year 1991. The reports on the financial statements by Deloitte & Touche for the fiscal year ended December 31, 1991 did not contain any adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. There was no disagreement between the Company and Deloitte & Touche in connection with the audits of the years ended December 31, 1991 on any matter of accounting principles or practices, financial statement disclossure or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused such firm to make a reference in connection with its report to the subject matter of any such disagreement.

The accompanying proxy is being solicited on behalf of the Board of Directors. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors and officers and employees of the Company. The cost of any such solicitation will be borne by the Company. Arrangements have been made with Corporate Investor Communications, Inc. ("CIC") for the delivery of proxy materials to brokers, nominees, fiduciaries, and other custodians for distribution to their beneficial owners. If deemed necessary by the Company, the Company may engage CIC to solicit proxies for a prearranged fee. The cost of approximately $4,000 plus out-of-pocket expenses for proxy distribution by CIC and any additional expenses resulting from any such solicitation will be borne by the Company.

                                  By Order of the Board of Directors,



                                  Perry E. Esping
                                  Chairman and Chief Executive Officer
Dallas, Texas
April 10, 1995

BUSINESS RECORDS CORPORATION HOLDING COMPANY
1111 W. Mockingbird Lane, Suite 1400
Dallas, Texas 75247
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby (1) acknowledges receipt of the notice dated
April 6, 1995 of the annual meeting of stockholders of Business Records Corporation Holding Company (the ''Company'') to be held in the Presidente Room of the Stouffer Renaissance, Dallas Hotel, 2222 Stemmons Freeway, Dallas, Texas, on Wednesday, May 17, 1995 at 9:00 a.m., Dallas time, and the proxy statement in connection therewith, and (2) appoints Perry E. Esping and Paul T. Stoffel, and each of them, his proxies, with full power of substitution, for and in the name, place, and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company held of record by the undersigned on March 23, 1995 at said meeting and at any adjournment thereof, and the undersigned directs that his proxy be voted as follows:

1.         Election of Directors, Nominees:
           L.D. Brinkman, Perry E. Esping, Robert E. Masterson,
           David H. Monnich, and Paul T. Stoffel

2.         To approve amendment to the 1993 Stock Option Plan of
           Business Records Corporation Holding Company to increase the number of shares of Common Stock which may be reserved for issuance under such plan by 850,000.

You may specify your choices by marking the boxes on the reverse side, but you do not need to mark any boxes if you want to vote as recommended by the Company's Board of Directors. The proxies cannot vote your shares unless you sign and return this proxy card.
                                                            (Change of Address)







(If your address has changed, please
provide new address and mark the box
on the reverse side of this card.)


SEE REVERSE
SIDE


            Please mark your                               SHARES IN YOUR NAME
            votes as in this       /x/
            example.



                     FOR           WITHHELD                                        FOR      AGAINST    ABSTAIN
1. Election of                                           2. Amendment to           / /        / /        / /
   Directors         / /             / /                    Stock Option Plan
   (see reverse).

For, except vote withheld from the following nominee(s): 3. In their discretion, the proxies are authorized to vote upon such other business as may properly
                                                             come before the meeting.

                                                                                                          / /
                                                                                                                      Change of
                                                                                                                      Address
                                                                                                                      Provided.


      SIGNATURE(S)                                                                      DATE

      SIGNATURE(S)                                                                      DATE

      NOTE:       Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
                  If the signor is a corporation, please sign the full corporate name, by duly authorized officer.

BUSINESS RECORDS CORPORATION HOLDING COMPANY
 1111 W. Mockingbird Lane, Suite 1400
 Dallas, Texas 75247

These confidential voting instructions are solicited on behalf of the Board of Directors

The undersigned participant in the BUSINESS RECORDS CORPORATION 401(k) RETIREMENT SAVINGS PLAN & TRUST (the ''Plan'') hereby (1) acknowledges receipt of the notice dated April 6, 1995 of the annual meeting of stockholders of Business Records Corporation Holding Company (the ''Company'') to be held in the Presidente Room of the Stouffer Renaissance, Dallas Hotel, 2222 Stemmons Freeway, Dallas, Texas, on Wednesday, May 17, 1995 at 9:00 a.m., Dallas time, and the proxy statement in connection therewith, and (2) directs Bank One, Texas, Trustee, to vote (or cause to be voted) all whole shares of stock of the Company credited to the undersigned's account under the Plan and standing in the Trustee's name on March 23, 1995 (the ''Shares''), at said meeting and at any adjournment thereof, and the undersigned directs that his Shares be voted as follows:

1.Election of Directors, Nominees:                       (change of address)

   L.D. Brinkman, Perry E. Esping, Robert E. Masterson,
   David H. Monnich, and Paul T. Stoffel

2. To approve amendment to the 1993 Stock Option Plan of Business Records Corporation Holding Company to increase the number of shares of Common Stock which may be reserved for issuance under such plan by 850,000.

The shares credited in the name of the undersigned will be voted as specified if this card is signed by or on behalf of the participant and received by the Trustee by May 11, 1995. If no specification is made as to how to vote the shares, then the shares will be voted for the matters specifically referred to above. If this card is not so signed and received by the Trustee, then the shares will be voted by the Trustee in the same proportion as the shares with respect to which voting instructions are received.



(If your address has changed, please provide new address and mark the box on the reverse side of this card.)




SEE REVERSE SIDE


            Please mark your                               SHARES IN YOUR NAME
            votes as in this       /x/
            example.

                     FOR           WITHHELD                                        FOR      AGAINST    ABSTAIN
1. Election of                                           2. Amendment to
   Directors         / /           / /                      Stock Option Plan      / /      / /        / /

For, except vote withheld from the following nominee(s): 3. In their discretion, the proxies are authorized to vote upon such other business as may properly
                                                             come before the meeting.


                                                          / /     Change of
                                                                  Address
                                                                  Provided.






      SIGNATURE(S)                                                DATE
                    Please sign exactly as name is registered under the plan and appears above.
